SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 3, 2004

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	93-0609074
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

805 SW Broadway, Suite 1200, Portland, Oregon  97205-3303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (503) 821-5100

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Louisiana - Pacific Corporation on March 2, 2004 regarding an Adjustment to Fourth Quarter 2003 Results.

Item 12.	Results of Operations and Financial Condition.

The information in this Form 8-K and Exhibit 99.1, attached hereto, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On March 2, 2004, Louisiana - Pacific Corporation issued a press release announcing an adjustment to their previously released financial results for the quarter and year ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

	By:	/s/ CURTIS M. STEVENS
Curtis M. Stevens
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: March 3, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LP dated March 2, 2004 reporting an adjustment to LP’s earnings for the fourth quarter and year ended December 31, 2003, which had previously been released.